Prospectus supplement dated October 7, 2019
to the following prospectus(es):
Soloist prospectus dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract.
Effective on or about November 15, 2019, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Aberdeen Global Unconstrained Fixed Income Fund: Institutional Service Class	Aberdeen Global Absolute Return Strategies Fund: Institutional Service Class
PRO-4797
1